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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in this Registration Statement
on Form S-3 (File No. 333-       ) of our report dated May 29, 1998, on our
audit of the financial statements of Gofen and Glossberg, Inc. We also consent to the reference to our firm under the caption "Experts."

PricewaterhouseCoopers LLP

Chicago, Illinois

February 1, 1999